Exhibit 10.2A
Supplemental Agreement No. 22
to
Purchase Agreement No. 1980
between
The Boeing Company
and
AMERICAN AIRLINES, INC
Relating to Boeing Model 777 Aircraft
     THIS SUPPLEMENTAL AGREEMENT, entered into as of _________________________, 2011, (SA-22) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);
RECITALS:
     WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement) relating to Boeing Model 777 aircraft (the Purchase Agreement); and
     WHEREAS, Customer has provided a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and has done so [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and
NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.	Table of Contents:
     The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents” attached hereto and identified with an “SA-22” legend, is substituted in lieu thereof to reflect the changes made by this SA-22.
2. Table 1-7:
     Table 1-7 entitled 777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Delivery, Description, Price and

P.A. No. 1980	SA-22
BOEING PROPRIETARY

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Advance Payments is deleted in its entirety and a revised Table 1-7, attached hereto, is substituted in lieu thereof to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
3. Supplemental Exhibit BFE1-2:
     Supplemental Exhibit BFE1-2 entitled Buyer Furnished Equipment Variables relating to Boeing Model 777-323ER Aircraft is deleted in its entirety and a revised BFE1-2, attached hereto, is substituted in lieu thereof to set forth the preliminary BFE [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
4. Letter Agreement No. 6-1162-AKP-110R2:
     Attachment B entitled Information Regarding MADP Rights to Letter Agreement No. 6-1162-AKP-110R2 entitled Aircraft Purchase Rights and Substitution Rights is deleted in its entirety and revised Attachment B, attached hereto, is substituted in lieu thereof [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] via this SA-22.
5. Letter Agreement No. AAL-PA-1980-LA-04205:
     Letter Agreement No. AAL-PA-1980-LA-04205 entitled Aircraft Performance Guarantees — 777-323ER is added to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which is being exercised via this SA-22.
6. Letter Agreement No. 6-1162-AKP-114:
     Letter Agreement No. 6-1162-AKP-114 entitled Installation of Cabin Systems Equipment is deleted in its entirety and a revised letter, attached hereto, is substituted in lieu thereof to redefine Aircraft for this letter to be the 777-223IGW as this letter applies only to this minor model.
EXPIRATION. This SA-22 is valid through March 31, 2011, at which time it will expire if not executed by both parties hereto.

P.A. No. 1980	SA-22
BOEING PROPRIETARY

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The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:		By:

Name:		Name:

Its:	Attorney-In-Fact	Its:

P.A. No. 1980	SA-22
BOEING PROPRIETARY

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